Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
Goodwill

NOTE 10: Goodwill

On September 15, 2025, the Company acquired Exosome Diagnostics Inc., from Bio-Techne. The purchase price in excess of the fair value of the net assets acquired has been considered as residual goodwill for an amount of $3.0 million.

The changes in the carrying value of goodwill are as follows:

For the Years Ended December 31	2025	2024
Beginning balance	35,926	35,926
Additions from Exosome business combination	3,022	-
Ending balance	38,948	35,926

The Company is required to test Goodwill for impairment on an annual basis. The recoverable amount is determined based on a value-in-use calculation. The use of this method requires estimating of future cash flows and the determination of a discount rate in order to calculate the present value of the cash flows.

The Company monitors its Goodwill at the consolidated company level, which is the level of its cash generating unit (CGU) benefiting from the synergies. The recoverable amount of the CGU has been determined from the value-in-use calculation based on the Company’s cash flow projections covering a period of 5 years through December 31, 2030.

The amount by which the CGU’s recoverable value exceeds its carrying value is $65.5 million.

The assumptions used are as follows:

For the Years Ended December 31	2025	2024
Discount rate (post-tax)	18.64%	17.4%
Terminal growth rate	2.0%	2.0%

The discount rate is based on comparable companies in the industry together with Company-specific risks. Terminal growth rate is based on management estimates and industry data.

The Company’s impairment review is not sensitive to any reasonable possible changes in the key assumptions used by management.

Based on the above information, management concluded that there was no Goodwill impairment in 2025 and 2024.